Exhibit 99.1

Press Release

FIS Closes Acquisition of Worldpay, Enhancing its Global Technology

Leadership Serving Merchants, Banks and Capital Markets

Key facts

•  FIS acquires Worldpay, one of the world’s leading global eCommerce and payment technology companies.

•  Post-acquisition, FIS will have over $12 billion in pro forma revenue and be a global leader in technology and solutions for merchants, banks and capital markets.

•  With more than 55,000 employees and a best-in-class technology portfolio, FIS is positioned to accelerate its growth and advance the way the world pays, banks and invests.

JACKSONVILLE, Fla., July 31, 2019 – FIS (NYSE: FIS) today announced the closing of its acquisition of global payments leader Worldpay, Inc., creating a global leader in technology and solutions for merchants, banks and capital markets.

The combined company will have over $12 billion in pro forma revenue and more than 55,000 employees. With a best-in-class portfolio of solutions for payments, banking and capital markets, FIS is positioned to accelerate its growth and advance the way the world pays, banks and invests.

“This is an exciting day for FIS and Worldpay, and for the industry as a whole,” said FIS Chairman, President and CEO Gary Norcross. “This transformative combination significantly enhances the scale, portfolio and global footprint of FIS to help our clients capitalize on growth opportunities at a time of rapid marketplace change.”

“I would like to extend a warm welcome to Worldpay employees, clients and investors to the FIS family as we work together to bring the benefits to businesses and communities around the world,” Norcross said. “I couldn’t be more optimistic about the future of this company and the innovations and advancements we can bring to advance the way the world pays, banks and invests.”

“The global payments industry is moving at an accelerated speed and it is vital that large providers such as FIS stay ahead,” said Rivka Gewirtz Little, research director, Global Payment Strategies at IDC Financial Insights. “The combination of FIS and Worldpay enhances FIS’ overall acquiring and payment offerings, positioning the company to offer best-in-class enterprise banking, payments, capital markets, and global eCommerce capabilities to financial institutions and businesses worldwide.”

Several former Worldpay executives will assume key leadership roles at FIS. Mark Heimbouch, former president and chief operating officer at Worldpay, is joining FIS as president of the company’s Merchant Solutions division. Stephanie Ferris, former chief financial officer at Worldpay, is joining FIS as its enterprise-wide chief operating officer. Charles Drucker, former executive chairman and chief executive officer at Worldpay, is joining the FIS board of directors as vice chairman. Key leaders from Worldpay will also remain with the company.

The company will announce second quarter earnings for both FIS and Worldpay beginning at 8:30 a.m. ET on Tuesday, August 6. Details about this webcast can be found on the Investor Relations section of FIS’ homepage, www.fisglobal.com.

About FIS

FIS is a global leader in technology, solutions and services for merchants, banks and capital markets that helps businesses and communities thrive by advancing commerce and the financial world. For over 50 years, FIS has continued to drive growth for clients around the world by creating tomorrow’s technology, solutions and services to modernize today’s businesses and customer experiences. By connecting merchants, banks and capital markets, we use our scale, apply our deep expertise and data-driven insights, innovate with purpose to solve for our clients’ future, and deliver experiences that are more simple, seamless and secure to advance the way the world pays, banks and invests. Headquartered in Jacksonville, Florida, FIS employs about 55,000 people worldwide dedicated to helping our clients solve for the future. FIS is a Fortune 500® company and is a member of Standard & Poor’s 500® Index.

To learn more, visit www.fisglobal.com. Follow FIS on Facebook, LinkedIn and Twitter (@FISGlobal).

Forward-Looking Statements

This release contains “forward-looking statements” within the meaning of the U.S. federal securities laws. Statements that are not historical facts, including statements about anticipated financial outcomes, business and market conditions, outlook and anticipated profitability and growth, as well as other statements about our expectations, beliefs, intentions, or strategies regarding the future, are forward-looking statements. These statements relate to future events and our future results, and involve a number of risks and uncertainties. Forward-looking statements are based on management’s beliefs, as well as assumptions made by, and information currently available to, management. Any statements that refer to beliefs, expectations, projections or other characterizations of future events or circumstances and other statements that are not historical facts are forward-looking statements.

Actual results, performance or achievement could differ materially from those contained in these forward-looking statements. The risks and uncertainties that forward-looking statements are subject to include, without limitation:

•	the risk that the Worldpay transaction will not provide the expected benefits, or that we will not be able to achieve the cost or revenue synergies anticipated;

•	the risk that the integration of FIS and Worldpay will be more difficult, time-consuming or expensive than anticipated;

•	the risk of customer loss or other business disruption in connection with the Worldpay transaction, or of the loss of key employees;

•	the fact that unforeseen liabilities of FIS or Worldpay may exist;

•	the risk that acquired businesses will not be integrated successfully, or that the integration will be more costly or more time-consuming and complex than anticipated;

•	the risk that cost savings and other synergies anticipated to be realized from acquisitions may not be fully realized or may take longer to realize than expected;

•	the risks of doing business internationally;

•

changes in general economic, business and political conditions, including the possibility of intensified international hostilities, acts of terrorism, changes in either or both the United States and international lending, capital and financial markets, and currency fluctuations;

•

the effect of legislative initiatives or proposals, statutory changes, governmental or other applicable regulations and/or changes in industry requirements, including privacy and cybersecurity laws and regulations;

•

the risks of reduction in revenue from the elimination of existing and potential customers due to consolidation in, or new laws or regulations affecting, the banking, retail and financial services industries or due to financial failures or other setbacks suffered by firms in those industries;

•	changes in the growth rates of the markets for our solutions;

•	failures to adapt our solutions to changes in technology or in the marketplace;

•

internal or external security breaches of our systems, including those relating to unauthorized access, theft, corruption or loss of personal information and computer viruses and other malware affecting our software or platforms, and the reactions of customers, card associations, government regulators and others to any such events;

•

the risk that implementation of software (including software updates) for customers or at customer locations or employee error in monitoring our software and platforms may result in the corruption or loss of data or customer information, interruption of business operations, outages, exposure to liability claims or loss of customers;

•	the reaction of current and potential customers to communications from us or regulators regarding information security, risk management, internal audit or other matters;

•

competitive pressures on pricing related to the decreasing number of community banks in the U.S., the development of new disruptive technologies competing with one or more of our solutions, increasing presence of international competitors in the U.S. market and the entry into the market by global banks and global companies with respect to certain competitive solutions, each of which may have the impact of unbundling individual solutions from a comprehensive suite of solutions we provide to many of our customers;

•	the failure to innovate in order to keep up with new emerging technologies, which could impact our solutions and our ability to attract new, or retain existing, customers;

•	the failure to meet financial goals to grow the business in Brazil after the unwinding of the Brazilian Venture;

•	the risks of reduction in revenue from the loss of existing and/or potential customers in Brazil after the unwinding of the Brazilian Venture;

•	an operational or natural disaster at one of our major operations centers;

•	failure to comply with applicable requirements of payment networks or card schemes or changes in those requirements;

•	fraud by merchants or bad actors; and

•

other risks detailed in the “Risk Factors” and other sections of our Annual Report on Form 10-K for the fiscal year ended December 31, 2018 and in our other filings with the Securities and Exchange Commission.

Other unknown or unpredictable factors also could have a material adverse effect on our business, financial condition, results of operations and prospects. Accordingly, readers should not place undue reliance on these forward-looking statements. These forward-looking statements are inherently subject to uncertainties, risks and changes in circumstances that are difficult to predict. Except as required by applicable law or regulation, we do not undertake (and expressly disclaim) any obligation and do not intend to publicly update or review any of these forward-looking statements, whether as a result of new information, future events or otherwise.

###

For More Information

Ellyn Raftery, 904.438.6083

Chief Marketing and Strategy Officer

FIS Marketing and Communications

ellyn.raftery@fisglobal.com

Nathan Rozof, CFA, 866.254.4811

Executive Vice President

FIS Investor Relations

nathan.rozof@fisglobal.com